RAREVIEW SYSTEMATIC EQUITY ETF

Ticker Symbol: RSEE

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated April 27, 2026 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated February 1, 2026

Effective May 1, 2026, the expense cap for Rareview Systematic Equity ETF (the “Fund”) will change from 1.35% of the Fund’s average daily net assets to 1.29% of the Fund’s average daily net assets. Accordingly, effective May 1, 2026, the Prospectus, SAI and Summary Prospectus of the Fund are hereby revised as described below.

The fee table on page 30 of the Prospectus and page 1 of the Summary Prospectus and expense example on page 31 of the Prospectus and page 2 of the Summary Prospectus are replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)
Interest Expense	1.31%
Remaining Other Expenses	0.51%
Acquired Fund Fees and Expenses(2)	0.11%
Total Annual Fund Operating Expenses	3.03%
Fee Waiver and Expense Reimbursement(3)	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.71%

(1)	“Other Expenses” include interest expense of 1.31%. Interest expense is borne by the Fund separately from the management fee paid to Rareview Capital LLC (the “Adviser”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement are 1.40%.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies and not a cost borne directly by the Fund. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Excluding Acquired Fund Fees and Expenses, and interest expense, Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement are 1.29%.
(3)

The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.29% of average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2027 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Limitation Agreement: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$274	$906	$1,564	$3,324

The third paragraph under the “MANAGEMENT” heading on page 91 of the Prospectus is replaced with the following:

In addition, the Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse each of Rareview Dynamic Fixed Income ETF’s, Rareview Tax Advantaged Income ETF’s, Rareview Systematic Equity ETF’s, and Rareview Total Return Bond ETF’s expenses until at least January 31, 2027 and of Rareview 2X Bull Cryptocurrency & Precious Metals ETF’s expenses until at least February 6, 2027, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) will not exceed 1.50% of the daily average net assets of the Rareview Dynamic Fixed Income ETF, 1.25% of the daily average net assets of the Rareview Tax Advantaged Income ETF, 1.29% of the daily average net assets of the Rareview Systematic Equity ETF, 0.67% of the daily average net assets of the Rareview Total Return Bond ETF and 0.99% of the daily average net assets of Rareview 2X Bull Cryptocurrency & Precious Metals ETF’s (each an “Expense Cap”). These agreements may be terminated at any time upon 60 days’ written notice by the Board.

The fifth paragraph under the “INVESTMENT ADVISER” heading on page 41 of the SAI is replaced with the following.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses for Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Systematic Equity ETF, and Rareview Total Return Bond ETF, at least through January 31, 2027, and for Rareview 2X Bull Cryptocurrency & Precious Metals ETF, until at least through February 6, 2027, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) will not exceed 1.50% of the average daily net assets of the Rareview Dynamic Fixed Income ETF, 1.25% of the average daily assets of the Rareview Tax Advantaged Income ETF, 1.29% of the average daily assets of the Rareview Systematic Equity ETF, 0.67% of the average daily net assets of Rareview Total Return Bond ETF and 0.99% of the daily average net assets of Rareview 2X Bull Cryptocurrency & Precious Metals ETF.

* * * * *

You should read this Supplement in conjunction with the Prospectus, SAI and Summary Prospectus dated February 1, 2026 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(888)-783-8637.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE